EXHIBIT 99.1

GrafTech Announces Commencement of Senior Secured Notes Offering

BROOKLYN HEIGHTS, Ohio – June 20, 2023 – GrafTech International Ltd. (NYSE:EAF) (the “Company” or “GrafTech”) today announced that its wholly owned subsidiary, GrafTech Global Enterprises Inc. (“GrafTech Global Enterprises”), has commenced a private offering of $450 million aggregate principal amount of senior secured notes due 2028 (the “Notes”), subject to market conditions.

The proceeds from this offering are intended to be used to repay the debt outstanding under the secured term loan facility provided for by the credit agreement entered into by GrafTech in February 2018 (as amended, the “2018 Credit Agreement”) and pay all related fees and expenses and, to the extent any proceeds remain, for general corporate purposes.

It is expected that the Notes will be guaranteed on a senior secured basis by (i) GrafTech Finance Inc., an indirect, wholly-owned subsidiary of GrafTech and issuer of the outstanding 4.625% Senior Secured Notes due 2028 (the “Existing Secured Notes”), (ii) GrafTech and all of GrafTech’s direct and indirect U.S. subsidiaries that, as of the issue date for the Notes, guarantee (or are borrowers of) the debt under the credit facilities provided for by the 2018 Credit Agreement (the “Senior Secured Credit Facilities”), other than the Issuer, and (iii) all of GrafTech’s future direct and indirect subsidiaries that guarantee (or are borrowers of) (1) the debt under the Senior Secured Credit Facilities (2) the Existing Secured Notes and (3) certain other future indebtedness, in each case, other than certain excluded foreign subsidiaries. The Notes and the note guarantees will be secured on a first-priority basis by liens on the collateral of the Issuer and the guarantors securing the debt under the Senior Secured Credit Facilities and the Existing Secured Notes, on an equal and ratable basis with the debt under the Senior Secured Credit Facilities and the Existing Secured Notes, in each case subject to permitted liens and certain exceptions.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933 (the “Securities Act”) and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration under the Securities Act and applicable state securities and other securities laws.

About GrafTech

GrafTech International Ltd. is a leading manufacturer of high-quality graphite electrode products essential to the production of electric arc furnace steel and other ferrous and non-ferrous metals.

Cautionary Note Regarding Forward-Looking Statements

This release may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our current views with respect to, among other things, financial projections, plans and objectives of management for future operations, and future economic performance. Examples of forward-looking statements include, among others, statements we make regarding future estimated revenues and volume derived from our take-or-pay agreements with initial terms of three-to-five years (“LTA”), future pricing of short-term agreements and spot sales (“non-LTA”), anticipated levels of capital expenditures, and guidance relating to earnings per share and adjusted EBITDA. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee,” “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” “are confident,” or the negative versions of those words or other comparable words. Any forward-looking statements contained in this press release are based upon our historical performance and on our current plans, estimates and expectations considering information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. These forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to: our dependence on the global steel industry generally and the electric arc furnace steel industry in particular; the cyclical nature of our business and the selling prices of our products, which may decline in the future, may lead to periods of reduced profitability and net losses in the future; the sensitivity of our business and operating results to economic conditions, including any recession, and the possibility others may not be able to fulfill their obligations to us in a timely fashion or at all; the possibility that we may be unable to implement our business strategies in an effective manner; the possibility that global graphite electrode overcapacity may adversely affect graphite electrode prices; the competitiveness of the graphite electrode industry; our dependence on the supply of raw materials, including decant oil and petroleum needle coke and disruptions in supply chains for these materials; our reliance on one facility in Monterrey, Mexico for the manufacturing of connecting pins; the availability and cost of electric power and natural gas, particularly in Europe; our manufacturing operations are subject to hazards; the legal, compliance, economic, social and political risks associated with our substantial operations in multiple countries; the possibility that fluctuation of foreign currency exchange rates could materially harm our financial results; the possibility that our results of operations could deteriorate if our manufacturing operations were substantially disrupted for an extended period, including as a result of equipment failure, climate change, regulatory issues, natural disasters, public health crises, such as the COVID-19 pandemic, political crises or other catastrophic events; the risks and uncertainties associated with litigation, arbitration, and like disputes, including disputes related to contractual commitments; our dependence on third parties for certain construction, maintenance, engineering, transportation, warehousing and logistics services; the possibility that we are subject to information technology systems failures, cybersecurity attacks, network disruptions and breaches of data security; the possibility that we are unable to recruit or retain key management and plant operating personnel or successfully negotiate with the representatives of our employees, including labor unions; the sensitivity of goodwill on our balance sheet to changes in the market; our dependence on protecting our intellectual property and the possibility that third parties may claim that our products or processes infringe their intellectual property rights; the impact of inflation and our ability to mitigate the effect on our costs; the impact of macroeconomic and geopolitical events, including developments arising from the COVID-19 pandemic and the conflict between Russia and Ukraine, on our business, results of operations, financial condition and cash flows, and the disruptions and inefficiencies in our supply chain that may occur as a result of such events; the possibility that our indebtedness could limit our financial and operating activities or that our cash flows may not be sufficient to service our indebtedness; recent increases in benchmark interest rates and the fact that borrowings under certain of our existing financing agreements subject us to interest rate risk; the possibility that disruptions in the capital and credit markets could adversely affect our results of operations, cash flows and financial condition, or those of our customers and suppliers; the possibility that restrictive covenants in our financing agreements could restrict or limit our operations; changes in, or more stringent enforcement of, health, safety and environmental regulations applicable to our manufacturing operations and facilities; the possibility that the market price of our common stock could be negatively affected by sales of substantial amounts of our common stock in the public markets, including by Brookfield Corporation and its affiliates; the fact that our stockholders have the right to engage or invest in the same or similar businesses as us; the possibility that we may not pay cash dividends on our common stock in the future; and GrafTech Global Enterprises’ ability to complete the Notes offering on terms that are commercially attractive to it or at all.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements, including the “Risk factors” section in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Except as required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this press release and in our SEC reports, including, but not limited to, our most recent Annual Report on Form 10-K and our Quarterly Report on Form 10-Q, as filed with the SEC, that could cause actual results to differ before making an investment decision to purchase our common stock. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Contact:
Michael Dillon
216-676-2000